Exhibit 4(vi)

[LOGO OF CUNA MUTUAL GROUP | CUNA MUTUAL GROUP]
        MEMBERS LIFE INSURANCE COMPANY
        [2000 Heritage Way, Waverly, Iowa 50677]
        Telephone: [800.798.6600]

                                    AMENDMENT
                             TO ANNUITY APPLICATION

             IMPORTANT INFORMATION REGARDING YOUR CONTRACT COVERAGE

OWNER: _____[John Doe] ____________ [CONTRACT NUMBER: _123456789______]
[JOINT OWNER: __Jane Doe___________________]
[ANNUITANT, IF OTHER THAN OWNER: _James Doe________________________] DATE OF ORIGINAL APPLICATION: _[May 15, 2011]_____________

I UNDERSTAND AND AGREE THAT THE APPLICATION [AND CONTRACT ISSUED ON THE BASIS OF THE APPLICATION] IS AMENDED AS FOLLOWS:

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OWNER/ANNUITANT INFORMATION
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   o   The gender of the above named [Owner] is [male].
   o   The date of birth of the above named [Owner] is [January 15, 1956].
   o   The [Joint Annuitant] of this contract is [Jane Doe].

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PRODUCT NAME
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[The product is/was issued as a [MEMBERS(R) Market Zone Annuity]].

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PLAN OPTION/PLAN TYPE
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[The plan option is/was issued as [7-year plan]].

[The purchase payment is/was allocated as follows:
      [50%] [Secure Account]
      [50%] [Growth Account]

[The plan type is/was issued as a/an [Non-qualified plan]].

2012-SPDMGIA-APPAMD

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INCOMPLETE INFORMATION
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I hereby verify that the answer to item [Section 2, item C] of the application is as stated below:

              [Joint Owner's Social Security Number is ###-##-####]
              -----------------------------------------------------

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SIGNATURES
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This amendment is effective as of the issue date of the contract to which it is attached. I agree that the representations in this Amendment are true and complete to the best of my knowledge and belief on the date signed.

Date signed: _______________________________________.
                  (month, day and year)

   _________________________________________________
         Signature of Owner

   _________________________________________________
        Signature of [Joint Owner/Joint Annuitant]

   _________________________________________________
        Signature of Annuitant (if other than Owner)

MEMBERS Life Insurance Company

/s/ Robert N. Trunzo

President